UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

____________________________________________________________

Date of Report (Date of earliest event reported): April 13, 2015

BASTA HOLDINGS, CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-185572	99-0367603
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

610 SW 34th Street, Building 3, Suite 202 Fort Lauderdale, FL		33315
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (305) 867-1228

Copies to:

Thomas Rose, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32nd Floor

New York, New York 10006

Telephone: (212) 930-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to (i) securing capital for general working purposes, and (ii) other risks and in statements filed from time to time with the Securities and Exchange Commission (the “SEC”). All such forward-looking statements, whether written or oral, and whether made by or on behalf of the Company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to, and will not, update any forward-looking statements to reflect events or circumstances after the date hereof.

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 12, 2015, Basta Holdings, Corp. (the “Company”) entered into the Financial Advisory Agreement appended hereto as Exhibit 10.1 (the “Agreement”) with The Vantage Group, Ltd. (the “Consultant”) pursuant to which it agreed to designate and issue to the Consultant a number of shares of preferred stock (the “Series C Preferred Stock”) that would upon conversion represent 9.99% of the Company’s issued and outstanding shares of common stock, par value $0.001 per share (the “Common Stock”), calculated on a fully diluted basis. The shares of Series C Preferred Stock will be issued to the Consultant in reliance upon the exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

Please see Item 1.01 (Entry into a Material Definitive Agreement) of this current report on Form 8-K, which is incorporated herein by reference.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION; CHANGE IN FISCAL YEAR

On March 28, 2015, the Board as well as its majority stockholder (the “Majority Holder”) approved amended and restated articles of incorporation (as so amended, the “Articles”) to, among other items, increase the authorized preferred stock of the Company from 10,000,000 to 20,000,000 (the “Preferred Stock”). On March 31, 2015, the Company filed the Certificate with the Secretary of State of the State of Nevada. The Articles are effective as of April 1, 2015. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the complete text of the Articles, which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

In addition, on March 28, 2015 the Board adopted amended and restated bylaws, which bylaws are appended hereto as Exhibit 3.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)          Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Articles of Incorporation
3.2	Amended and Restated Bylaws
10.1	Financial Advisory Agreement

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BASTA HOLDINGS, CORP.

Date: April 13, 2015	By:	/s/ Dr. Jacob Gitman, PhD.
Dr. Jacob Gitman, PhD.
Chief Executive Officer

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